UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011
_______________________

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 26, 2011, IDACORP, Inc. (the “Company”) will make a presentation at a meeting hosted by D.A. Davidson & Co. Furnished as Exhibit 99.1 to this Current Report on Form 8-K are the slides IDACORP will be using during the presentation. The Company is also making the slides to be used in the presentation available in advance of the meeting on its website, www.idacorpinc.com.
The information in this report, including the presentation slides furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Any reference to the Company's Internet address shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. presentation dated May 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 26, 2011
IDACORP, INC.
By:   /s/ J. LaMont Keen
J. LaMont Keen
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ J. LaMont Keen
J. LaMont Keen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDACORP, Inc. presentation dated May 26, 2011